UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 6, 2016

ZAIS FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

Maryland	001-35808	90-0729143
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

Two Bridge Avenue, Suite 322
Red Bank, NJ	07701-1106
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (732) 978-7518

n/a
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

Merger Agreement

On April 6, 2016, ZAIS Financial Corp. (“ZFC” or the “Company”), ZAIS Financial Partners, L.P. (“Company Operating Partnership”), the operating partnership of the Company, ZAIS Merger Sub, LLC (“Merger Sub”), a wholly owned subsidiary of the Company, Sutherland Asset Management Corporation (“SAM” or “Sutherland”) and Sutherland Partners, L.P. (“Sutherland Operating Partnership”) entered into an agreement and plan of merger (the “Merger Agreement”). Subject to the terms and conditions of the Merger Agreement, (i) Sutherland will merge with and into Merger Sub (the “Sutherland Merger”), with Merger Sub surviving the Sutherland Merger and continuing as a wholly owned subsidiary of the Company and (ii) Sutherland Operating Partnership will merge with and into Company Operating Partnership (the “Partnership Merger” and together with the Sutherland Merger, the “Mergers”), with Company Operating Partnership surviving the Partnership Merger (the “Surviving Partnership”).

Under the terms of the Merger Agreement, in connection with the Mergers, (1) stockholders of the Company and unitholders in the Company Operating Partnership would retain their existing shares and partnership units following the Mergers, (2) each outstanding share of Sutherland common stock would be converted into the right to receive a number of shares of common stock of the Company (“Company Common Stock”) determined by dividing Sutherland’s adjusted book value per share by the ZFC adjusted book value per share each as calculated at a time and pursuant to certain calculation principles set forth in the Merger Agreement (the "Exchange Ratio"), and (3) each outstanding partnership unit of Sutherland Operating Partnership would be converted into the right to receive the Exchange Ratio of units of limited partnership interests in the Surviving Partnership. Adjusted book value per share equals total consolidated stockholders’ equity divided by each respective company’s common stock and operating partnership units issued and outstanding, as modified for transaction expenses and after giving pro-forma effect to any dividends or other distributions. An additional $15 million reduction will be applied to ZFC’s book value to derive its adjusted book value. Following the Mergers the Company will change its name to Sutherland Asset Management Corporation, and the Company Common Stock will continue to be listed on the New York Stock Exchange, but will trade under the symbol “SLD.”

The Merger Agreement also provides that following stockholder approval, but prior to the closing of, the Mergers, the Company will make a cash tender offer to ZFC stockholders for aggregate cash proceeds of up to $64.3 million. The tender offer will be made at a price per share equal to 95% of ZFC’s adjusted book value, as further adjusted by ZFC’s pro-rata share of (i) an $8 million payment to ZAIS REIT Management, LLC relating to the termination of the Company’s existing advisory agreement, and (ii) approximately $4 million related to intangible assets.

The obligation of each party to consummate the Mergers is subject to a number of conditions, including the commencement and completion or withdrawal of the tender offer described above, the consummation of the sale of the Company’s whole mortgage loan portfolio, receipt of regulatory approvals relating to the issuance of Company Common Stock, the delivery of certain documents and consents, the representations and warranties of the parties being true and correct, subject to the materiality standards contained in the Merger Agreement, and the absence of a material adverse effect with respect to either Sutherland or the Company.

The Merger Agreement contains customary representations and warranties by the parties, as well as customary covenants, including non-solicitation covenants, by Sutherland and the Company. The representations and warranties of the parties are subject to certain important qualifications and limitations set forth in confidential disclosure letters delivered by the Company and the Company Operating Partnership on one hand and Sutherland and the Sutherland Operating Partnership on the other hand and were made solely for purposes of the contract among the parties. Moreover, the representations and warranties are subject to a contractual standard of materiality that may be different from what may be viewed as material to stockholders, and the representations and warranties are primarily intended to establish circumstances in which either of the parties may not be obligated to consummate the Mergers, rather than establishing matters as facts.

Either the Company or Sutherland would be responsible for a termination fee of $4,000,000 if the Merger Agreement is terminated under certain circumstances as indicated in the Merger Agreement.

Upon the effective time of Mergers, the Board of Directors of the Company will consist of the current directors of Sutherland and one current director of the Company, David Holman, and the resignations of the Company's other directors will become effective.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Management Agreement

On April 6, 2016, the Company, Company Operating Partnership, Merger Sub, certain subsidiaries of the Company and Sutherland, and Waterfall Asset Management, LLC (“Waterfall”) entered into a management agreement (the “Management Agreement”), and the Company and Waterfall entered into a related Side-Letter Agreement (the “Side Letter”).

Pursuant to the Management Agreement and the Side Letter, effective upon the closing of the Mergers, the Company will retain Waterfall to provide investment advisory services to the Company on the terms and conditions set forth in the Management Agreement. In exchange for services provided, the Company shall pay Waterfall a management fee and the Surviving Partnership will issue Waterfall a newly authorized special limited partnership unit entitling Waterfall to an incentive fee under the terms of the Management Agreement. The Management Agreement has an initial term of three years, after which it will renew automatically for additional one year terms. In the event that the Merger Agreement is terminated prior to the consummation of the Mergers, the Management Agreement and the Side Letter will automatically terminate and be of no further effect.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Management Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference, and the Side Letter, which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Item 1.02. Termination of a Material Definitive Agreement

On April 6, 2016, the Company, Company Operating Partnership, ZAIS REIT Management, LLC (the “Advisor”), Sutherland and certain subsidiaries of the Company entered into a termination agreement (the “Termination Agreement”). Pursuant to the Termination Agreement, effective upon the closing of the Mergers, the existing advisory agreement between the Company, the Advisor, Company Operating Partnership and the Company’s subsidiaries would be terminated and the Company would pay the Advisor a termination fee in the amount of $8,000,000. In the event that the Merger Agreement is terminated prior to the consummation of the Mergers, the Termination Agreement will automatically terminate and be of no further effect.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Termination Agreement, which is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

Item 8.01. Other Events

On April 7, 2016, ZFC issued a press release announcing the execution of the Merger Agreement. A copy of the press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

On April 7, 2016, ZFC and SAM made available a joint investor presentation in connection with the proposed Mergers. A copy of the materials is filed as Exhibit 99.2 to this Form 8-K.

Additional Information about the Merger

In connection with the proposed merger, ZFC expects to prepare and file with the U.S. Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 containing a joint proxy statement/prospectus and other documents with respect to the proposed merger. The joint proxy/prospectus will contain important information about the proposed transaction and related matters. INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS FILED BY ZFC WITH THE SEC CAREFULLY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ZFC, SAM AND THE PROPOSED MERGER.

Investors and stockholders of ZFC and SAM may obtain free copies of the registration statement, the joint proxy statement/prospectus and other relevant documents filed by ZFC with the SEC (if and when they become available) through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by ZFC with the SEC are also available free of charge on ZFC’s website at www.zaisfinancial.com.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

PARTICIPANTS IN SOLICITATION RELATING TO THE MERGER

ZFC, SAM and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from ZFC’s and SAM’s stockholders in respect of the proposed merger. Information regarding ZFC’s directors and executive officers can be found in ZFC’s definitive proxy statement filed with the SEC on March 31, 2015, the Form 8-K filed on June 1, 2015, and the Company’s most recent Annual Report filed on Form 10-K on March 10, 2016. Information regarding SAM’s directors and executive officers can be found in SAM’s Form S-11/A filed with the SEC on December 14, 2015. Additional information regarding the interests of such potential participants will be included in the joint proxy statement/prospectus and other relevant documents filed with the SEC in connection with the proposed merger if and when they become available. These documents are available free of charge on the SEC’s website and from ZFC or SAM, as applicable, using the sources indicated above.

Forward-Looking Statements

This report contains statements that constitute “forward-looking statements,” as such term is defined in Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended and such statements are intended to be covered by the safe harbor provided by the same. These statements are based on management’s current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements; the Company can give no assurance that its expectations will be attained. Factors that could cause actual results to differ materially from the Company's expectations include, but are not limited to, the risk that the merger will not be consummated within the expected time period or at all; the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; the inability to obtain stockholder approvals relating to the Sutherland Merger and issuance of shares in connection therewith or the failure to satisfy the other conditions to completion of the Mergers; fluctuations in the adjusted book value per share of the shares of both ZFC and SAM; risks related to disruption of management’s attention from the ongoing business operations due to the proposed Mergers; the effect of the announcement of the proposed Mergers on ZFC and SAM’s operating results and businesses generally; the outcome of any legal proceedings relating to the Mergers; changes in future loan production; the Company’s ability to retain key managers of GMFS or the Advisor; availability of suitable investment opportunities; changes in interest rates; changes in the yield curve; changes in prepayment rates; the availability and terms of financing; general economic conditions; market conditions; conditions in the market for mortgage-related investments; legislative and regulatory changes that could adversely affect the business of the Company or SAM; and other factors, including those set forth in the Risk Factors section of the Company's most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”), and other reports filed by the Company with the SEC, copies of which are available on the SEC's website, www.sec.gov. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

2.1	Agreement and Plan of Merger dated April 6, 2016, by and among ZAIS Financial Corp., ZAIS Financial Partners, L.P., ZAIS Merger Sub, LLC, Sutherland Asset Management Corporation and Sutherland Partners, L.P.

10.1	Management Agreement, dated April 6, 2016, by and among ZAIS Financial Corp., ZAIS Financial Partners, L.P., ZAIS Merger Sub, LLC, Sutherland Asset I, LLC, Sutherland Asset II, LLC, SAMC REO 2013-01, LLC, ZAIS Asset I, LLC, ZAIS Asset II, LLC, ZAIS Asset III, LLC, ZAIS Asset IV, LLC, ZFC Funding, Inc., ZFC Trust, ZFC Trust TRS I, LLC and Waterfall Asset Management, LLC

10.2	Side Letter Agreement, dated April 6, 2016, between ZAIS Financial Corp. and Waterfall Asset Management, LLC

10.3	Termination Agreement dated April 6, 2016, by and among ZAIS Financial Corp., ZAIS Financial Partners, L.P., ZAIS Asset I, LLC, ZAIS Asset II, LLC, ZAIS Asset III, LLC, ZAIS Asset IV, LLC, ZFC Trust, ZFC Trust TRS I, LLC, ZAIS REIT Management, LLC and Sutherland Asset Management Corporation

99.1	Press Release dated April 7, 2016

99.2	Joint Investor Presentation by ZAIS Financial Corp. and Sutherland Asset Management dated April 7, 2016

SIGNATURES:

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZAIS FINANCIAL CORP.

April 7, 2016	By:	/s/ Michael Szymanski
		Name:	Michael Szymanski
		Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger dated April 6, 2016, by and among ZAIS Financial Corp., ZAIS Financial Partners, L.P., ZAIS Merger Sub, LLC, Sutherland Asset Management Corporation and Sutherland Partners, L.P.

10.1	Management Agreement, dated April 6, 2016, by and among ZAIS Financial Corp., ZAIS Financial Partners, L.P., ZAIS Merger Sub, LLC, Sutherland Asset I, LLC, Sutherland Asset II, LLC, SAMC REO 2013-01, LLC, ZAIS Asset I, LLC, ZAIS Asset II, LLC, ZAIS Asset III, LLC, ZAIS Asset IV, LLC, ZFC Funding, Inc., ZFC Trust, ZFC Trust TRS I, LLC and Waterfall Asset Management, LLC

10.2	Side Letter Agreement, dated April 6, 2016, between ZAIS Financial Corp. and Waterfall Asset Management, LLC

10.3	Termination Agreement dated April 6, 2016, by and among ZAIS Financial Corp., ZAIS Financial Partners, L.P., ZAIS Asset I, LLC, ZAIS Asset II, LLC, ZAIS Asset III, LLC, ZAIS Asset IV, LLC, ZFC Trust, ZFC Trust TRS I, LLC, ZAIS REIT Management, LLC and Sutherland Asset Management Corporation

99.1	Press Release dated April 7, 2016

99.2	Joint Investor Presentation by ZAIS Financial Corp. and Sutherland Asset Management dated April 7, 2016